EXHIBIT 10(aj)


                    SAFECARD SERVICES, INCORPORATED
                             EUGENE MILLER
                 NON-QUALIFIED STOCK OPTION AGREEMENT
                 ------------------------------------


  THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Option" or
"Agreement") dated as of February 11, 1993, by and between SAFECARD SERVICES, INCORPORATED, a Delaware corporation ("SafeCard") and
Eugene Miller, a director of SafeCard ("Optionee").

  A. SafeCard wishes to promote the interests of SafeCard and its stockholders by enhancing the value of SafeCard's common stock, $.01 par value per share ("Common Stock"), and SafeCard believes that the grant of options to acquire shares of Common Stock to outside directors will increase the personal interest and special efforts of such directors in providing for the continued success and progress of SafeCard and will enhance the efforts of SafeCard to retain competent and well-motivated outside directors.

  B.   Optionee is an outside director of SafeCard.

  C. SafeCard desires to enter into this Agreement in order to effectuate the purpose and intent of actions taken by its Board of Directors by resolution on February 11, 1993.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Grant of Option. SafeCard hereby confirms the grant to Optionee of the right and option to purchase all or any part of an aggregate of 100,000 shares of Common Stock (the "Option Shares"), on the terms and conditions set forth in this Agreement, such grants to be effective as of the date specified in Section 2 below.

  2.   Term and Time of Exercise of Option; Option Price.

       (a) This Option shall have a term of five years, commencing on the date of grant, February 11, 1993 (the "Grant Date"), and ending at the close of business on February 11, 1998 (the "Termination Date"), except to the extent such term may be reduced pursuant to Section 6 hereof. Upon the Termination Date, or upon such earlier date as may be applicable pursuant to Section 6, the Option shall become null and void.

       (b) This Option shall be exercisable effective on the Grant Date in whole or in part.


       (c) This Option shall be exercisable at the purchase price equal to the closing price per share of Common Stock on February
11, 1993 ($10.50 per share) (the "Option Price").

  3.   Exercise of Option.

       (a) Subject to the terms and conditions of this Agreement, this Option may be exercised in whole or in part by delivery of written notice to SafeCard at its principal office, now located at 3001 East Pershing Boulevard, Cheyenne, Wyoming 82001, to the attention of the Chief Financial Officer. Such notice shall state the election to exercise the Option and the number of Option Shares with respect to which it is being exercised, and shall be signed by the person or persons exercising the Option. Full payment of the applicable Option Price shall accompany such notice. If the person exercising the Option is not the Optionee, he or she shall also deliver with the notice appropriate proof of his or her right to exercise the Option. No fractional shares may be purchased. Payment of the Option Price shall be by certified check payable to the order of SafeCard, by shares of Common Stock (valued as provided in Section 3(b)), or by a combination thereof; provided, however, that payment by shares of Common Stock shall be permitted only for so long as a public trading market in the Common Stock exists. For purposes of this Section 3(a), a public trading market in the Common Stock shall be deemed to exist if shares of the Common Stock are listed either on (i) the New York Stock Exchange or any other national securities exchange or (ii) the National Association of Securities Dealers ("NASD") Automated Quotation System.

       (b) If payment is made in shares of Common Stock, such shares shall be rounded to the lowest whole number of shares, and the balance of the Option Price shall be paid by certified check. The value of any shares of Common Stock tendered in payment of the Option Price shall be the mean of the high and low trading prices for such shares (as reported in the Wall Street Journal or other reputable publication) on the trading day preceding the date notice of exercise is given to SafeCard. All shares of Common Stock utilized for the payment of the Option Price shall be delivered by Optionee free and clear of all liens and encumbrances and in transferable form.

       (c) Upon the payment of the Option Price, SafeCard shall issue and deliver to Optionee certificates representing the Option Shares with respect to which the Option has been exercised. All shares so issued shall be fully paid and nonassessable. Optionee thereupon shall have full dividend and voting rights with respect to such shares. This Option will remain in full force and effect to the extent it has not been exercised or otherwise terminated.

  4.   Limitations on Exercise of Option.

       (a) Notwithstanding any other provision of this Agreement, Option Shares shall not be issued unless the exercise of the Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

       (b) As a condition to the exercise of the Option, SafeCard may require Optionee to represent and warrant at the time of such exercise that the Option Shares purchased pursuant to the Option are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for SafeCard, such a representation is or may be required by any of the aforementioned relevant provisions of law.

  5.   Option Not Transferable Except in Event of Death.  During
Optionee's lifetime, this Option shall be exercisable only by Optionee, and neither this Option nor any right hereunder shall be transferable except by will or the laws of descent and distribution.

  6.   Early Termination of Option Upon Termination of
Directorship.

       (a) If Optionee's directorship with SafeCard terminates prior to the Termination Date for a reason other than death, the Option shall, to the extent not theretofore exercised or terminated, terminate and become null and void if not exercised within thirty (30) days.

       (b) If Optionee's directorship with SafeCard terminates prior to the Termination Date due solely to the death of Optionee, Optionee's legal representative may, at any time within a period of six months after the date of Optionee's death, exercise this Option to the extent (and only to the extent) this Option was exercisable on the date of Optionee's death. Upon the expiration of the foregoing six-months period, the Option shall, to the extent not theretofore exercised or terminated, terminate and become null and void.

       (c) Notwithstanding anything contained in Section 6(b), in no event may the Option be exercised after the Termination Date.

  7. Adjustment to Option Shares. If any change is made in the Common Stock (through merger, without regard to which entity shall survive, consolidation, reorganization, recapitalization, stock dividend, spin-off, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, change in capital structure or otherwise), the Board of Directors shall make such adjustment to the number and kind of shares and price per share of stock subject to this Option as the Board of Directors deems equitable to prevent dilution or enlargement of the Option rights, such adjustment to be final, conclusive and binding on the Optionee.


  8. Registration of the Option Shares. Optionee understands that the Option Shares have not been registered under the Securities Act of 1933 and must be held indefinitely unless they are subsequently registered under such Act or an exemption from such registration is available upon disposition. SafeCard may, but shall not be required to, register all or any part of the Option Shares. Optionee further acknowledges that if, in the opinion of Counsel to SafeCard, such a legend is or may be required, certificates for shares issued pursuant to exercise of this Option shall bear on their face the following legend:

          The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act of 1933, as amended, unless in the opinion of Counsel to the Company such registration is not required.

Optionee further acknowledges that prior to registration as provided above such a legend is required.

  9.   Miscellaneous.

       (a) The captions and section headings used herein are for convenience only, shall not be deemed part of this Agreement, and shall not in any way restrict or modify the context and substance of any section or paragraph hereof.

       (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

       (c) This Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal
Revenue Code of 1954, as amended.

       (d) This Agreement shall inure to the benefit of and be binding upon SafeCard's successors and assigns. All obligations imposed upon Optionee and all rights granted to Optionee under this Agreement shall be binding upon Optionee's heirs, executors, administrators, and successors.

       (e) Withholding Tax. Where the Optionee is entitled to receive Option Shares pursuant to the exercise of this Option, SafeCard shall have the right to require the Optionee to pay to SafeCard the amount of any federal, state, local or other taxes which SafeCard is required to withhold with respect to such exercise, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by SafeCard to satisfy SafeCard's tax withholding requirements. SafeCard's method of satisfying its withholding obligations shall be solely in the discretion of SafeCard, subject to applicable federal, state, and local laws.

       (g) Notices. Any notice hereunder to SafeCard shall be addressed to it as follows:

            SafeCard Services, Inc.
            3001 East Pershing Blvd.
            Cheyenne, WY  82001
            Attention:  Chief Financial Officer

and any notice hereunder to the Optionee shall be addressed to him or her as follows:

            [Miller's Address]


subject to the right of either party to designate by written notice to the other at any time hereafter some other address for this purpose.

  IN WITNESS WHEREOF, the parties have executed this Option as of the day and year first above written.

                           SAFECARD SERVICES, INCORPORATED



                           By   /s/ Gerald Cahill
                                ------------------------
                                Gerald Cahill
                                Chief Operating Officer



                                ------------------------
                                Eugene Miller
                                Optionee

                       SAFECARD SERVICES, INCORPORATED
                               MARSHALL BURMAN
                    NON-QUALIFIED STOCK OPTION AGREEMENT
                    ------------------------------------


  THIS NON-QUALIFIED STOCK OPTION AGREEMENT ("Option" or
"Agreement") dated as of September 1, 1993, by and between SAFECARD SERVICES, INCORPORATED, a Delaware corporation ("SafeCard") and
Marshall Burman, a director of SafeCard ("Optionee").

  A. SafeCard wishes to promote the interests of SafeCard and its stockholders by enhancing the value of SafeCard's common stock, $.01 par value per share ("Common Stock"), and SafeCard believes that the grant of options to acquire shares of Common Stock to outside directors will increase the personal interest and special efforts of such directors in providing for the continued success and progress of SafeCard and will enhance the efforts of SafeCard to retain competent and well-motivated outside directors.

  B.   Optionee is an outside director of SafeCard.

  C. SafeCard desires to enter into this Agreement in order to effectuate the purpose and intent of actions taken by its Board of Directors by resolution on August 31, 1993.

  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. Grant of Option. SafeCard hereby confirms the grant to Optionee of the right and option to purchase all or any part of an aggregate of 100,000 shares of Common Stock (the "Option Shares"), on the terms and conditions set forth in this Agreement, such grants to be effective as of the date specified in Section 2 below.

  2.   Term and Time of Exercise of Option; Option Price.

       (a) This Option shall have a term of five years, commencing on September 1, 1993 (the "Grant Date"), and ending at the close of business on August 31, 1998 (the "Termination Date"), except to the extent such term may be reduced pursuant to Section 6 hereof. Upon the Termination Date, or upon such earlier date as may be applicable pursuant to Section 6, the Option shall become null and void.

       (b)  This Option shall become exercisable on September 1,
1994, the first anniversary of the Grant Date.



       (c) This Option shall be exercisable at the purchase price equal to the closing price per share of Common Stock on September
1, 1993 ($13.00 per share) (the "Option Price").

  3.   Exercise of Option.

       (a) Subject to the terms and conditions of this Agreement, this Option may be exercised in whole or in part by delivery of written notice to SafeCard at its principal office, now located at 3001 East Pershing Boulevard, Cheyenne, Wyoming 82001, to the attention of the Chief Financial Officer. Such notice shall state the election to exercise the Option and the number of Option Shares with respect to which it is being exercised, and shall be signed by the person or persons exercising the Option. Full payment of the applicable Option Price shall accompany such notice. If the person exercising the Option is not the Optionee, he or she shall also deliver with the notice appropriate proof of his or her right to exercise the Option. No fractional shares may be purchased. Payment of the Option Price shall be by certified check payable to the order of SafeCard, by shares of Common Stock (valued as provided in Section 3(b)), or by a combination thereof; provided, however, that payment by shares of Common Stock shall be permitted only for so long as a public trading market in the Common Stock exists. For purposes of this Section 3(a), a public trading market in the Common Stock shall be deemed to exist if shares of the Common Stock are listed either on (i) the New York Stock Exchange or any other national securities exchange or (ii) the National Association of Securities Dealers ("NASD") Automated Quotation System.

       (b) If payment is made in shares of Common Stock, such shares shall be rounded to the lowest whole number of shares, and the balance of the Option Price shall be paid by certified check. The value of any shares of Common Stock tendered in payment of the Option Price shall be the mean of the high and low trading prices for such shares (as reported in The Wall Street Journal or other reputable publication) on the trading day preceding the date notice of exercise is given to SafeCard. All shares of Common Stock utilized for the payment of the Option Price shall be delivered by Optionee free and clear of all liens and encumbrances and in transferable form.

       (c) Upon the payment of the Option Price, SafeCard shall issue and deliver to Optionee certificates representing the Option Shares with respect to which the Option has been exercised. All shares so issued shall be fully paid and nonassessable. Optionee there-upon shall have full dividend and voting rights with respect to such shares. This Option will remain in full force and effect to the extent it has not been exercised or otherwise terminated.

  4.   Limitations on Exercise of Option.

       (a) Notwithstanding any other provision of this Agreement, Option Shares shall not be issued unless the exercise of the Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

       (b) As a condition to the exercise of the Option, SafeCard may require Optionee to represent and warrant at the time of such exercise that the Option Shares purchased pursuant to the Option are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for SafeCard, such a representation is or may be required by any of the aforementioned relevant provisions of law.

  5.   Option Not Transferable Except in Event of Death.  During
Optionee's lifetime, this Option shall be exercisable only by Optionee, and neither this Option nor any right hereunder shall be transferable except by will or the laws of descent and distribution.

  6.   Early Termination of Option Upon Termination of
Directorship.

       (a) If Optionee's directorship with SafeCard terminates prior to the Termination Date for a reason other than death, the Option shall, to the extent not theretofore exercised or terminated, terminate and become null and void if not exercised within thirty (30) days.

       (b) If Optionee's directorship with SafeCard terminates prior to the Termination Date due solely to the death of Optionee, Optionee's legal representative may, at any time within a period of six months after the date of Optionee's death, exercise this Option to the extent (and only to the extent) this Option was exercisable on the date of Optionee's death. Upon the expiration of the foregoing six-months period, the Option shall, to the extent not theretofore exercised or terminated, terminate and become null and void.

       (c) Notwithstanding anything contained in Section 6(b), in no event may the Option be exercised after the Termination Date.

  7. Adjustment to Option Shares. If any change is made in the Common Stock (through merger, without regard to which entity shall survive, consolidation, reorganization, recapitalization, stock dividend, spin-off, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, change in capital structure or otherwise), the Board of Directors shall make such adjustment to the number and kind of shares and price per share of stock subject to this Option as the Board of Directors deems equitable to prevent dilution or enlargement of the Option rights, such adjustment to be final, conclusive and binding on the Optionee.

  8. Registration of the Option Shares. Optionee understands that the Option Shares have not been registered under the Securities Act of 1933 and must be held indefinitely unless they are subsequently registered under such Act or an exemption from such registration is available upon disposition. SafeCard may, but shall not be required to, register all or any part of the Option Shares. Optionee further acknowledges that if, in the opinion of Counsel to SafeCard, such a legend is or may be required, certificates for shares issued pursuant to exercise of this Option shall bear on their face the following legend:

          The shares represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Securities Act of 1933, as amended, unless in the opinion of Counsel to the Company such registration is not required.

Optionee further acknowledges that prior to registration as provided above such a legend is required.

  9.   Miscellaneous.

       (a) The captions and section headings used herein are for convenience only, shall not be deemed part of this Agreement, and shall not in any way restrict or modify the context and substance of any section or paragraph hereof.

       (b) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

       (c) This Option is not intended to qualify as an incentive stock option within the meaning of Section 422A of the Internal
Revenue Code of 1954, as amended.

       (d) This Agreement shall inure to the benefit of and be binding upon SafeCard's successors and assigns. All obligations imposed upon Optionee and all rights granted to Optionee under this Agreement shall be binding upon Optionee's heirs, executors, admin-istrators, and successors.

       (e) Withholding Tax. Where the Optionee is entitled to receive Option Shares pursuant to the exercise of this Option, SafeCard shall have the right to require the Optionee to pay to SafeCard the amount of any federal, state, local or other taxes which SafeCard is required to withhold with respect to such exercise, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld, or in lieu of any of the foregoing, to withhold a sufficient sum from the Optionee's compensation payable by SafeCard to satisfy SafeCard's tax withholding requirements. SafeCard's method of satisfying its withholding obligations shall be solely in the discretion of SafeCard, subject to applicable federal, state, and local laws.

       (g) Notices. Any notice hereunder to SafeCard shall be addressed to it as follows:

            SafeCard Services, Inc.
            3001 East Pershing Blvd.
            Cheyenne, WY  82001
            Attention:  Chief Financial Officer

and any notice hereunder to the Optionee shall be addressed to him or her as follows:

            c/o Wildman, Harrold, Allen & Dixon
            225 West Wacker Drive, 27th Floor
            Chicago, Illinois  60606-1229

subject to the right of either party to designate by written notice to the other at any time hereafter some other address for this purpose.

  IN WITNESS WHEREOF, the parties have executed this Option as of the day and year first above written.

                      SAFECARD SERVICES, INCORPORATED


                      By /s/ Gerald Cahill
                         -----------------------
                         Gerald Cahill
                         Chief Operating Officer


                      By /s/ Marshall Burman
                         -----------------------
                         Marshall Burman
                         Optionee